Exhibit 1

JOINT FILING AGREEMENT

WHEREAS, the statement on Schedule 13D to which this agreement is an exhibit (the “Joint Statement”) is being filed on behalf of two or more persons (collectively, the “Reporting Persons”); and

WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all Reporting Persons rather than individual statements on Schedule 13D on behalf of each of the Reporting Persons;

NOW, THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

1. Each of the Reporting Persons is individually eligible to use the Joint Statement.

2. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

3. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such person contained in the Joint Statement.

4. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such person knows or has reason to believe that such information is inaccurate.

5. The undersigned agree that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

Date: May 28, 2004	Walden VC II, L.P.

By:
Walden VC, LLC General Partner

		By:	/s/ ARTHUR BERLINER
Arthur Berliner Manager

Walden VC II-Side, L.P.

By:
Walden VC, LLC General Partner

		By:	/s/ ARTHUR BERLINER
Arthur Berliner Manager

Walden-SBIC, L.P.

By:		/s/ ARTHUR BERLINER

Arthur Berliner General Partner

Walden Investors

By:
Walden General Partners General Partner

	By:	/s/ ARTHUR BERLINER
Arthur Berliner General Partner

Walden Capital Partners

By:		/s/ ARTHUR BERLINER
Arthur Berliner General Partner

Walden Capital Partners II

By:
Walden Partners II, L.P. General Partner

	By:	/s/ ARTHUR BERLINER
Arthur Berliner General Partner

Sarlo-Berliner, Inc.

By:		/s/ ARTHUR BERLINER
Arthur Berliner Vice-President

Walden Management Corporation

By:		/s/ ARTHUR BERLINER
Arthur Berliner President

Walden Management Corporation Pension Fund

By:		/s/ GEORGE SARLO
George Sarlo Trustee

George Sarlo Revocable Trust Dated 12/23/91

By:	/s/ GEORGE SARLO

George Sarlo Trustee

WaldenVC, LLC

By:	/s/ ARTHUR BERLINER

Arthur Berliner Manager

Walden General Partners

By:	/s/ ARTHUR BERLINER

Arthur Berliner General Partner

Walden GP-Side, L.P.

By:	/s/ ARTHUR BERLINER

Arthur Berliner General Partner

Walden Partners II, L.P.

By:	/s/ ARTHUR BERLINER

Arthur Berliner General Partner

By:	/s/ ARTHUR BERLINER

Arthur Berliner

By:	/s/ STEVEN ESKENAZI

Steven Eskenazi

By:	/s/ LAWRENCE MARCUS

Lawrence Marcus

By:	/s/ MATTHEW MILLER

Matthew Miller

By:	/s/ PHILIP SANDERSON

Philip Sanderson

By:	/s/ GEORGE SARLO

George Sarlo